UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2010

BIOHEART, INC.

        (Exact name of registrant as specified in its charter)

Florida	1-33718	65-0945967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13794 NW 4th Street, Suite 212, Sunrise, Florida	33325
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 835-1500

                                           Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 24, 2010 Bioheart, Inc. appointed Kristin Comella as Chief Scientific Officer. Ms. Comella has served as the Vice President of Research and Corporate Development since December 2008. Ms. Comella joined Bioheart in September 2004 and has played a major role in managing our product development, manufacturing and quality systems. Ms. Comella has over ten years of cell culturing experience including managing the stem cell laboratory at Tulane University’s Center for Gene Therapy. Ms. Comella also developed stem cell therapies for osteoarthritis at Osiris Therapeutics. Ms. Comella holds an M.S. in Chemical Engineering from The Ohio State University.

Howard Leonhardt will continue to serve as Founder, Chief Technology Officer and Chairman of the Scientific Advisory Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2010

BIOHEART, INC.

By: /s/ Mike Tomas
Mike Tomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
None.